Exhibit 99.3

SOUTHBANK SYSTEMS LIMITED AND SUBSIDIARY

AUDITED CONDENSED FINANCIAL STATEMENTS

Basis of Presentation

The following schedules present audited condensed financial statements of Southbank Systems Limited ("Southbank") and its wholly owned subisidary, Moleseye Limited ("Moleseye"). In addition, we have included unaudited condensed consolidated pro forma financial statements, which give effect to Southbank's June 30, 2004 acquisition of Moleseye, using the purchase method of accounting.

We derived this information from the audited consolidated financial statements of Southbank and Moleseye for the years ended December 31, 2003 and 2002. Certain assumptions have been made to combine Southbank and Moleseye as if the acquisition of Moleseye had been consummated at the beginning of the earliest period presented or on the corresponding balance sheet date. These assumptions include the reduction in their combined cash balance of ₤1.2 million (approximately $2.0 million), the addition of other intangible assets assigned to Moleseye of ₤798 thousand (approximately $1.4 million based upon the valuation we had performed subsequent to the acquisition of Southbank), the residual balance accounted for as goodwill, and the reduction of interest income that would have been earned on the consideration paid at an average interest rate of three to three and one-half percent. In addition balance sheets for Southbank and Moleseye were translated to U.S. dollars using the foreign exchange rate effective on the balance sheet date. Income statements and cash flow statements were converted using the average foreign exchange rate for the period being presented.

The "Report of the Directors and Financial Statements for the year ended 31 December 2003 for Southbank Systems PLC," including the Report of Southbank's Independent Auditors, and complete historical financial statements and related notes is attached as Appendix A to this exhibit.

SOUTHBANK SYSTEMS LIMITED
AUDITED CONDENSED BALANCE SHEETS
(₤000's)

	December 31,	December 31,
	2003	2002

ASSETS
Current Assets:
Cash and cash equivalents	₤ 3,310	₤ 2,358
Accounts receivable	1,012	941
Inventories	3	3
Other current assets	107	-

Total current assets	4,432	3,302
Property and equipment - net	106	117
Investments and other assets	5	5

Total assets	₤ 4,543	₤ 3,424

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	₤ 187	₤ 82
Accrued liabilities	620	489
Deferred revenue	1,374	983
Income taxes payable	368	285

Total liabilities	2,549	1,839

Commitments and Contingencies

Stockholders' Equity:
Total stockholders' equity	1,994	1,585

Total liabilities and stockholders' equity	₤ 4,543	₤ 3,424

SOUTHBANK SYSTEMS LIMITED
AUDITED CONDENSED INCOME STATEMENTS

(₤000's)

	Years Ended December 31,

	2003	2002

Net revenues	₤ 6,130	₤ 5,029
Cost of revenues	2,034	1,480

Gross profit	4,096	3,549

Operating expenses:
Research and development	663	608
Selling and marketing	711	598
General and administrative	415	432

Total operating expenses	1,789	1,638

Operating income	2,306	1,911
Other income (expense) - net	107	106

Income before provision for income taxes	2,413	2,017
Provision for income taxes	723	595

Net income before dividends	1,690	1,422
Dividends	777	1,500

Net income	₤ 913	₤ (78)

SOUTHBANK SYSTEMS LIMITED
AUDITED CONDENSED CASH FLOW STATEMENTS
(₤000's)

	Years Ended December 31,

	2003	2002

Cash flows from (used for) operating activities
Net Income	₤ 1,690	₤ 1,422
Depreciation	57	64
Disposal of fixed assets	20	75
Income taxes	(640)	(793)
Changes in working capital	953	966

Net cash from operating activities	2,080	1,734

Cash flows from (used for) investing activities
Additions to property and equipment	(67)	(77)
Other short-term investments	(781)	902

Net cash from (used for) investing activities	(848)	825

Cash flows from (used for) financing activities
Proceeds from borrowing	(504)	(638)
Dividends Paid	(558)	(1,667)

Net cash from (used for) financing activities	(1,062)	(2,305)

Net change in cash and equivalents	₤ 170	₤ 254

MOLESEYE LIMITED
AUDITED CONDENSED INCOME STATEMENTS
(₤000's)

	Years ended December 31, 2004

	2003	2002

Net revenues	₤ 933	₤ 716
Cost of revenues	151	128

Gross profit	782	588

Operating expenses:
Research and development	201	163
Selling and marketing	352	286
General and administrative	50	41

Total operating expenses	603	490

Operating income	179	98
Other income (expense) - net	11	7

Income before provision for income taxes	190	105
Provision for (benefit from) income taxes	(6)	34

Net income before dividends	196	71
Dividends	9	9

Net income	₤ 187	₤ 62

MOLESEYE LIMITED
AUDITED CONDENSED BALANCE SHEETS
(₤000's)

	December 31,	December 31,
	2003	2002

ASSETS
Current Assets:
Cash and cash equivalents	₤ 390	₤ 219
Accounts receivable	228	59
Other current assets	21	48

Total current assets	639	326
Property and equipment - net	45	46

Total assets	₤ 684	₤ 372

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	₤ 343	₤ 17
Accrued liabilities	-	59
Deferred revenue	-	131
Income taxes payable	-	8

Total current liabilities	343	215
Other long-term liabilities	-	3

Total liabilities	343	218

Commitments and Contingencies

Stockholders' Equity:
Total stockholders' equity	342	155

Total liabilities and stockholders' equity	₤ 685	₤ 372

MOLESEYE LIMITED
AUDITED CONDENSED CASH FLOW STATEMENTS
(₤000's)

	Years Ended December 31,

	2003	2002

Cash flows from (used for) operating activities
Net Income	₤ 196	₤ 71
Depreciation	41	29
Disposal of fixed assets	6	-
Income taxes	(36)	1
Changes in working capital	23	(16)

Net cash from operating activities	230	85

Cash flows from (used for) investing activities
Additions to property and equipment	(45)	(15)

Net cash from (used for) investing activities	(45)	(15)

Cash flows from (used for) financing activities
Dividends Paid	(9)	(16)
Repayment of loan	(5)	(2)

Net cash from (used for) financing activities	(14)	(19)

Net change in cash and equivalents	₤ 171	₤ 51

SOUTHBANK SYSTEMS LIMITED AND SUBSIDIARY
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2003
(in thousands)

	₤	₤	₤	₤	US $
	Historical	Historical	Pro Forma	Pro Forma	Pro Forma
	Southbank	Moleseye	Adjustments	Total	Total

Net revenues	₤ 6,130	₤ 933	₤ -	₤ 7,063	$ 11,311
Cost of revenues	2,034	151	-	2,185	3,499

Gross profit	4,096	782	-	4,878	7,812

Operating expenses:
Research and development	663	201	-	864	1,384
Selling and marketing	711	352	-	1,063	1,703
General and administrative	415	50	-	465	745

Total operating expenses	1,789	603	-	2,393	3,832

Operating income	2,306	179	-	2,485	3,980
Interest and other income (expense), net	107	11	(43)	75	120

Income (loss) before provision for income taxes	2,413	190	(43)	2,560	4,100
Provision for (benefit from) income taxes	723	(6)	(13)	704	1,127

Net income before dividends	1,690	196	(30)	1,856	2,973
Dividends	777	9	-	786	1,259

Net income	₤ 913	₤ 187	₤ (30)	₤ 1,070	$ 1,714

SOUTHBANK SYSTEMS LIMITED AND SUBSIDIARY
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
INCOME STATEMENT
FOR THE NINE MONTHS ENDED JUNE 30, 2004
(in thousands)

	₤	₤	₤	₤	US $
	Historical	Historical	Pro Forma	Pro Forma	Pro Forma
	Southbank	Moleseye	Adjustments	Total	Total

Net Revenues	₤ 5,076	₤ 752		₤ 5,828	$ 10,387
Cost of revenues	1,585	131	-	1,717	3,059

Gross profit	3,491	621	-	4,111	7,328

Operating expenses:
Research and development	500	161	-	660	1,177
Selling and marketing	541	281	-	822	1,466
General and administrative	333	40	-	373	665

Total operating expenses	1,374	482	-	1,856	3,308

Operating income	2,117	139	-	2,255	4,020
Interest and other income (expense), net	98	9	(37)	70	125

Income (loss) before provision for income taxes	2,215	148	(37)	2,326	4,145
Provision for (benefit from) income taxes	724	(18)	(12)	694	1,237

Net income (loss)	₤ 1,491	₤ 166	₤ (25)	₤ 1,632	$ 2,908

SOUTHBANK SYSTEMS LIMITED AND SUBSIDIARY
UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
BALANCE SHEET
AS OF DECEMBER 31, 2003
(in thousands)

	₤	₤	₤	₤	US $
	Historical	Historical	Pro Forma	Pro Forma	Pro Forma
	Southbank	Moleseye	Adjustments	Total	Total

ASSETS
Current Assets:
Cash and cash equivalents	₤ 3,552	₤ 333	₤ -	₤ 3,885	$ 7,021
Accounts receivable	1,288	120	-	1,408	2,545
Inventories	(9)	-	-	(9)	(16)
Other current assets	69	25	-	170	170

Total current assets	4,900	478	-	9,720	9,720
Property and equipment - net	102	41	-	259	259
Goodwill - net	-	-	-	-	182
Other intangible assets - net	1,050	-	(106)	944	1,706
Investments and other assets	-	-	-	-	-

Total assets	₤ 6,052	₤ 520	₤ (106)	₤ 6,465	$ 11,685

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	₤ 71	₤ 7	₤ -	₤ 78	$ 141
Accrued liabilities	392	380	-	772	1,395
Deferred revenue	2,046	-	-	2,046	3,698
Income taxes payable	(7)	27	-	19	35

Total liabilities	2,502	413	-	2,915	5,269

Commitments and Contingencies

Stockholders' Equity:
Total stockholders' equity	3,550	106	(106)	3,550	6,416

Total liabilities and stockholders' equity	₤ 6,052	₤ 520	₤ (106)	₤ 6,465	$ 11,685

Appendix A

REPORT OF THE DIRECTORS AND

FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2003

FOR

SOUTHBANK SYSTEMS PLC

CONTENTS OF THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2003

SOUTHBANK SYSTEMS PLC

COMPANY INFORMATION

FOR THE YEAR ENDED 31 DECEMBER 2003

DIRECTORS:	L. d'Sa A. McNeillis J. Buckley

SECRETARY:	A. McNeiIIis

REGISTERED OFFICE:	Compass Centre North Pembroke Chatham Maritime Kent ME4 4YG

REGISTERED NUMBER:	2170883 (England and Wales)

AUDITORS:	BDO Stoy Hayward LLP Northside House 69 Tweedy Road Bromley Kent BR1 3WA

BANKERS:	Barclays Bank plc Bromley Business Centre 167 High Street Bromley Kent BR1 1NL

SOLICITORS:	Pinsent Curtis 1 Park Row Leeds LS1 5AB

SOUTHBANK SYSTEMS PLC

REPORT OF THE DIRECTORS

FOR THE YEAR ENDED 31 DECEMBER 2003

The directors present their report with the financial statements of the company for the year ended 31 December 2003.

PRINCIPAL ACTIVITY

The principal activity of the company in the year under review was that of the provision of computer based solutions to local & central government and the service sector.

REVIEW OF BUSINESS

The strength of our business model was once again tested in 2003, where against a backdrop of shrinking sales and losses in the ITC sector, Southbank maintained its 20% plus CAGR sales record with turnover up 22% and profit before tax up 20% on the previous year.

International sales of Confirm, the market-leading infrastructure management system, increased 62% as a result of successful nationwide deployments in the Philippines and further business in Malaysia, New Zealand and Australia. A strategic partnership with the Australian Road Research Board (ARRB TR), promises to generate new business in 2004 for both organisations, not only in Australia, but also in the Asia/Pacific region.

The Company also entered into a number of new partnerships in the United Kingdom with the intention of increasing its product and market reach. New business from large private sector consortiums as well as our first from London Buses, part of Transport for London (TfL), attest to our ability to apply the Confirm software to new areas of infrastructure management and to opportunities arising as a result of e-govemment initiatives.

Finally, in an era of concern with accounting and financial reporting, Southbank's strong balance sheet, straightforward financial structure and timely reporting of its annual accounts is a vital re-assurance to new and existing stakeholders in the business.

BUYBACK OF SHARES

On 27th June 2003 the company purchased 2,100,000 ordinary 'A' shares with a nominal value of ₤0.01 per share. This represented 19.5% of called up share capital and the consideration paid was ₤504,000. The reason for the purchase was the resignation of Chris Megan.

DIVIDENDS

The directors have paid interim dividends totalling ₤558,000 on the Ordinary 'A' ₤ 0.01 shares. The directors have declared a final dividend of ₤219,000 on the Ordinary 'A' ₤ 0.01 shares. The total distribution of dividends for the year ended 31 December 2003 will be ₤777,000 (2002: ₤1,500,000).

DIRECTORS

The directors during the year under review were:

L. d'Sa

C. Megan           Resigned 30th June 2003

A. McNeillis

J. Buckley          Appointed 1st July 2003

The beneficial interests of the directors holding office on 31 December 2003 in the issued share capital of the company were as follows:

31.12.02	31.12.03	31.12.02
Ordinary 'A' ₤0.01 shares
L. d'Sa A. McNeillis	5,600,000 1,000,000	5,600,000 1,000,000

Deferred ₤ 0.10 shares
A. McNeiHis	25,000	25,000

Under the Enterprise Management Incentive Scheme, James Buckley was granted share options in the company. At 1st January 2003 he had 15,000 share options at an exercise price of ₤0.93 with an expiry date of 1st October 2012. During the year he was granted 25,000 share options at an exercise price of ₤1.08 with an expiry date of 31st October 2013. The share options can be exercised on completion of an exit by the company i.e. if the company is sold or lists. James Buckley was the only director with share options at the year end. No options were exercised during the year.

REPORT OF THE DIRECTORS (Continued)
FOR THE YEAR ENDED 31 DECEMBER 2003

POLICY ON THE PAYMENT OF CREDITORS

The company will follow its code on payment practice whereby the settling of terms of payment with its suppliers are made aware to them. The number of days purchases of the company represented by trade creditors at 31 December 2003 was 68 (2002: 46).

CHARITABLE CONTRIBUTIONS

During the year, the company made charitable donations of ₤ 250 (2002: ₤ 250).

STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

- select suitable accounting policies and then apply them consistently; and

- make judgements and estimates that are reasonable and prudent; and

- state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

On 31 December 2003, BDO Stoy Hayward, the company's auditors, transferred its business to BDO Stoy Hayward LLP, a limited liability partnership incorporated under the Limited Liability Partnership Act 2000. Accordingly BDO Stoy Hayward resigned as auditors on that date and the directors appointed BDO Stoy Hayward LLP as its successor. A resolution to re-appoint BDO Stoy Hayward LLP as auditors will be proposed at the next annual general meeting.

/s/ A. McNellis

BY ORDER OF THE BOARD

A. McNeillis - Secretary

SOUTHBANK SYSTEMS PLC

REPORT OF THE INDEPENDENT AUDITORS

To the shareholders of Southbank Systems PLC

We have audited the financial statements of Southbank Systems Plc for the year ended 31 December 2003 on pages 5 to 16 which have been prepared under the accounting policies set out on pages 9 and 10.

Respective responsibilities of directors and auditors

The directors' responsibilities for preparing the annual report and the financial statements in accordance with applicable law and United Kingdom Accounting Standards are set out in the Statement of Directors' Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal end regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors' Report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the Directors' Report and consider the implications for our report if we become aware of any apparent misstatements within it.

Our report has been prepared pursuant to the requirements of the Companies Act 1985 and for no other purpose. No person is entitled to rely on this report unless such a person is a person entitled to rely upon this report by virtue of and for the purpose of the Companies Act 1985 or has been expressly authorised to do so by our prior written consent. Save as above, we do not accept responsibility for this report to any other person or for any other purpose and we hereby expressly disclaim any and all such liability.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 2003 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/ BDO Stoy Hayward LLP

BDO Stoy Hayward LLP

Chartered Accountants

and Registered Auditors

Bromley

8 March 2004

SOUTHBANK SYSTEMS PLC

PROFIT AND LOSS ACCOUNT

FOR THE YEAR ENDED 31 DECEMBER 2003

		2003		2002
	Notes	₤	₤	₤	₤
TURNOVER	2		6,129,674		5,028,736
Direct costs			998,356		654,597
			5,13 1,318		4,374,138
Staff costs	3	2,202,823		1,809,675
Depreciation		57,020		78,591
Other operating charges		565,765		575,813
			2,825,608		2,464,079
OPERATING PROFIT	4		2,305,710		1,910,059

Interest receivable and similar income			107,350		106,415

PROFIT ON ORDINARY ACTIVITIES BEFORE TAXATION			2,413,060		2,016,474

Tax on profit on ordinary activities	5		722,783		594,523
PROFIT ON ORDINARY ACTIVITIES AFTER TAXATION	14		1,690,277		1,421,951

Dividends	6		777,000		1,500,000

RETAINED PROFIT/(LOSS) FOR THE YEAR	13		₤913,277		₤ (78,049)

CONTINUING OPERATIONS
None of the company's activities were acquired or discontinued during the current and previous years.

TOTAL RECOGNISED GAINS AND LOSSES
The company has no recognised gains or losses other than the profit/ (loss) for the current and previous years.

SOUTHBANK SYSTEMS PLC.

BALANCE SHEET

31 DECEMBER 2003

		2003		2002
	Notes	₤	₤	₤	₤
FIXED ASSETS;			106,382		116,649
Tangible assets	7		4,984		4,984
Investments	8
			111,366		121,633

CURRENT ASSETS:
Stocks	9	2,750		2,730
Debtors	10	1,118,933		940,964
Cash at bank and in hand		3,309,532		2,358,535
		4,431,215		3,302,229

CREDITORS: Amounts falling due within one year	11	2,548,415		1,838,973

NET CURRENT ASSETS:			1,882,800		1,463,256

NET ASSETS:			₤1,994,166		₤1,584,889

CAPITAL AND RESERVES:
Called up share capital	12		86,500		107,500
Capital redemption reserve	13		38,000		17,000
Profit and loss account	13		1,869,666		1,460,389

SHAREHOLDERS' FUNDS (including non-equity interests):	14		₤1,994,166		₤1,584,889

The financial statements were approved by the Board on

/s/ L. d'Sa

L d'Sa

Chairman & Chief Executive Officer

8 March 2004

SOUTHBANK SYSTEMS PLC.

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 DECEMBER 2003
		2003	2002
	Notes	₤	₤
Net cash inflow from operating activities	1	2,593,895	2,357,703

Returns on investments and servicing of finance	2	107,350	106,415

Taxation		(639,657)	(792,628)

Capital expenditure	2	(48,591)	(15,648)

Equity dividends paid		(558,000)	(1,666,500)

Cash inflow / (outflow) before use of liquid resources and financing		1,454,997	(10,658)

Management of liquid resources		(781,124)	901,502

Financing	2	(504,000)	(637,500)

Increase / (Decrease) in cash in the period		₤169,873	₤253,344

Reconciliation of net cash flow to movement in net funds	3

Increase / (Decrease) in cash in the period		169,873	253,344

Cash inflow / (outflow) from changes in Liquid resources		781,124	(901,502)

Movement in net funds in the period Net funds at 1 January 2003		950,997 2,358,535	(648,158) 3,006,693

Net funds at 31 December 2003		₤3,309,532	₤2,358,535

SOUTHBANK SYSTEMS PLC.

NOTES TO THE CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 DECEMBER 2003

RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM ACTIVITIES
	2003	2002
	₤	₤
Operating profit	2,305,710	1,910,059
Depreciation charges	57,020	64,306
Loss on sale of fixed assets	1,838	14,285
(Increase) / decrease in stocks	(20)	41,556
(Increase) in debtors	(177,969)	(44,052)
Increase in creditor	407,316	371,549

Net cash inflow from operating activities	2,593,895	2,357,703

2. ANALYSIS OF CASH FLOWS FOR HEADINGS NETTED IN THE CASH FLOW STATEMENT

	2003	2002
	₤	₤
Returns on investments and servicing of finance
Interest received	107,350	106,415

Net cash inflow for returns on investments and servicing of finance	107,350	106,415

Capital expenditure
Purchase of tangible fixed assets	(67,245)	(76,929)
Sale of tangible fixed assets	18,654	61,281

Net cash outflow for capital expenditure	(48,591)	(15,648)

Management of liquid resources	(781,124)	901,502
(Increase) / reduction in short term deposits

Financing
Repurchase of shares	(504,000)	(637,500)

3. ANALYSIS OF CHANGES IN NET FUNDS

	At 1.1.03	Cashflow	At 31.12.03
	₤	₤	₤
Net cash:
Cash at bank and in hand	259,472	169,873	429,345
Liquid resources	2,099,063	781,124	2,880,187

	2,358,535	950,997	3,309,532

SOUTHBANK SYSTEMS PLC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2003

1. ACCOUNTING POLICIES

Accounting convention

The financial statements have been prepared under the historical cost convention and are in accordance with applicable accounting standards.

Group accounts

The accounts present information about the company as an individual undertaking and not about its group. The company and its subsidiary undertaking comprise a medium-sized group. The company has, therefore, taken advantage of the exemptions provided by section 248 of the Companies Act 1985 not to prepare group accounts.

Turnover

Turnover represents the invoiced amount of services provided and goods sold net of value added tax and is recognised according to the policy detailed below, in accordance with FRS 5.

Licence Revenue

For software, where there is no development required and installation, parameterisation, external data loading and training is unlikely to cause non-acceptance of the software, licence revenue is recognised upon delivery of the software,

If installation, parameterisation, external data loading and training are included in the licence fee, an element of the licence fee equal to the normal charging rates for these services is deferred until they are delivered.

Where software is sold that requires effort to write new programmes or where non-standard services are sold in conjunction with licence revenue, where acceptance of such services is fundamental to the functionality of the software, the revenue from the entire project is recognised as the contracted work is delivered on a percentage completion basis using time used to date and time required to complete as the key variables. Where time required to complete cannot be accurately assessed, no revenue is recognised until such measures are in place.

Services Revenue

Revenue is recognised as the contracted work is delivered. For time and expenses contracts, revenue is booked as time is spent and expenses are incurred. For fixed price contracts, revenue is recognised on a percentage completion basis, using time to date and time to complete the job as key variables. Where time required to complete cannot be accurately assessed, no revenue is recognised until such measures are in place.

Training

Revenue is recognised when training has been provided. Payments received in advance of training being provided is recognised as deferred income.

Support and Maintenance Revenue

Revenue for support and maintenance services is recognised rateably over the period of the contract. Payment received in advance of services performed is recorded as deferred income.

Tangible fixed assets

Depreciation is provided at the following annual rates in order to write off the cost or valuation, less estimated residual values, of each asset evenly over its estimated useful life.

Short leasehold premises - Straight line basis over the lease term
Fixtures, fittings & equipment - 25% on cost
Motor vehicles --20% on cost

Investments

Investments held as fixed assets are stated at cost less any provision for impairment in value.

PageS

SOUTHBANK SYSTEMS PLC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2003

ACCOUNTING POLICIES (Continued)

Stocks

Stock is valued at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

Deferred taxation

Deferred tax balances are recognised in respect of all timing differences that have originated but not reversed by the balance sheet date except that:

-the recognition of deferred tax assets is limited to the extent that the company anticipates to make sufficient taxable profits in the future to absorb the reversal of the underlying timing differences.

Deferred tax balances are not discounted.

Pension scheme

The Company operates a self administered pension scheme for directors. The scheme funds are administered by trustees and managed independently. Annual contributions are based on external actuarial advice.

Foreign Currency

Foreign currency transactions are translated at the rates ruling when they occurred. Foreign currency monetary assets and liabilities are translated at the rates ruling at the balance sheet dates. Any differences are taken to the profit and loss account.

Leased Assets

The company only utilises operating lease assets. Their annual rentals are charged to the profit and loss account on a straight line basis over the term of the lease.

Liquid Resources

For the purpose of the cashflow statement, liquid resources are defined as short term deposits.

2. TURNOVER

The turnover and profit before taxation are attributable to the one principal activity of the company. An analysis of turnover by geographical market is given below:
	2003	2002
	₤	₤
United Kingdom sales	5,368,697	4,560,509
Asia Pacific sales	760,977	468,226
	6,129,674	5,028,735

3. STAFF COSTS
	2003	2002
	₤	₤
Wages and salaries	1,925,815	1,572,081
Social security costs	206,508	167,094
Other Pension costs	70,500	70,500
	2,202,823	1,809,675

SOUTHBANK SYSTEMS PLC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2003

3. STAFF COSTS - continued

The average monthly number of employees during the year was as follows:

	2003	2002
Office and management	11	10
Operations	41	31

	52	41

4, OPERATING PROFIT

The operating profit is stated after charging:

	2003	2002
	₤	₤
Hire of other assets --operating leases	56,006	56,006
Depreciation - owned assets	57,020	64,306
Loss on disposal of fixed assets	1,838	14,285
Auditors' remuneration	14,298	9,500

Directors' emoluments	484,818	397,302

The value of the funds in the pension scheme at 31 December 2003 is ₤1,683,649.

There were 3 (2002-3) directors in the company's defined contribution pension scheme during the year.

Under the Enterprise Management Incentive Scheme, James Buckley was granted share options in the company. At lst January 2003 he had 15,000 share options at an exercise price of ₤0.93 with an expiry date of 1st October 2012. During the year he was granted 25,000 share options at an exercise price of ₤1.08 with an expiry date of 31st October 2013. The share options can be exercised on completion of an exit by the company i.e. if the company is sold or lists. James Buckley was the only director with share options at the year end. No options were exercised during the year.

	2003	2002
	₤	₤
Emoluments of the highest paid director:
Emoluments	160,176	157,986

Amounts paid to the defined contribution pension scheme	37,300	37,300

SOUTHBANK SYSTEMS PLC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2003

5. TAXATION

	2003	2002
	₤	₤
Current tax
UK Corporation tax on profits of the year	722,465	594,523
Adjustment in respect of previous years	318	-
Taxation on profit on ordinary activities	722,783	594,523

The tax assessed for the period is lower than the standard rate of corporation tax in the UK. The differences are explained below:

	2003	2002
	₤	₤
Profit on ordinary activities before tax	2,413,060	2,016,474

Profit on ordinary activities at the standard rate of corporation tax in the UK of 30% (2002 - 30%)	723,918	604,942

Effects of:
Expenses not deductible for tax purposes	1,251	729
Capital allowances for period in excess of depreciation	(2,704)	(11,148)
Adjustment to tax charge in respect of previous years	318	-
Current tax charge for year	722,783	594,523

6. DIVIDENDS

	2003	2002
	₤	₤
Equity shares:
9,400,000 Ordinary 'A' shares of ₤0.01	558,000	1,017,909
Interim dividend paid
7,300,000 Ordinary 'A' shares of ₤0.01	219,000	482,091
Final dividend declared
	777,000	1,500,000

SOUTHBANK SYSTEMS PLC.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2003

7. TANGIBLE FIXED ASSETS
	Short leasehold premises	Fixtures, fittings & equipment	Motor vehicles	Totals
	₤	₤	₤	₤
COST:
At 1 January 2003	6,110	388,709	62,022	456,841
Additions	-	67,245	-	67,245
Disposals	-	(37,886)	(62,022)	(99,908)

At 31 December 2003	6,110	418,068	-	424,178

DEPRECIATION:
At 1 January2003	3,180	293,113	43,899	340,192
Charge for year	244	56,776	-	57,020
Eliminated on disposals	-	(35,517)	(43,899)	(79,416)

At 31 December 2003	3,424	314,372	-	317,796

NET BOOK VALUE:
At 31 December 2003	2,686	103,696	-	106,382

At SI December 2002	2,930	95,596	18,123	116,649

SOUTHBANK SYSTEMS PLC.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2003

8. FIXED ASSET INVESTMENTS
	Group undertakings	Associated undertakings	Total
	₤	₤	₤
COST AND NET BOOK VALUE:
At 1 January 2003 and at 31 December 2003	34	4,950	4,984

The company's investments at the balance sheet date in the share capital of unlisted companies include the following:

Competitive Consulting Limited
Nature of business: Dormant

%
Class of shares:	holding
Ordinary	100.00

This is a dormant subsidiary whose only assets are the share capital.

Informed Publications Limited
Nature of business: Publications

%
Class of shares:	holding
Ordinary	30

The above company has not been treated as an associated undertaking in terms of FRS 9 -Associates and Joint Ventures, as the company does not exercise significant influence over the company's operating and financial policies.

9. STOCKS

	2003	2002
	₤	₤
Stock	2,750	2,730

10. DEBTORS: AMOUNTS FALLING

DUE WITHIN ONE YEAR
	2003	2002
	₤	₤
Trade debtors	1,009,519	891,783
Other debtors	6,482	6,869
Prepayments	100,478	41,062

	1,116,479	939,714

DEBTORS: AMOUNTS FALLING DUE AFTER ONE YEAR

Other debtors	2,454	1,250

TOTAL DEBTORS	1,118,933	940,964

SOUTHBANK SYSTEMS PLC.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2003

11. CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	2003	2002
	₤	₤
Trade creditors	187,171	82,166
Social security & other taxes	244,703	257,733
Dividend (see Note 6)	219,000	-
Taxation	368,161	285,035
Accruals	156,496	231,600
Deferred income	1,372,884	982,439

	2,548,415	1,838,973

12.. CALLED UP SHARE CAPITAL

Authorised: Number:
	Class:	Nominal value:	2003 ₤	2002 ₤

28,650,000	Ordinary 'A	₤0.01	286,500	286,500
135,000	Deferred	₤0.10	13,500	13,500

			300,000	300,000

Allotted, issued and fully paid: Number:		Nominal value:	2003	2002
	Class:		₤	₤
9,400,000	Ordinary 'A	₤0.01	73,000	94,000
135,000	Deferred	₤0.10	13,500	13,500

			86,500	107,500

During the year there was a share buyback of 2,100,000 Ordinary 'A' shares.

The Deferred shares are non-voting shares and carry no rights to receive any dividends.

Enterprise Management Incentive Scheme (EMI)

At 31 December 2003, the following share options were outstanding in respect of the ordinary shares:

Date of grant	No. of share	Period of option	Price per share

01 June 2001	97,850	10 years	₤0.77
01 November 2002	139,200	10 years	₤0.93
31 October 2003	169,500	10 years	₤1.08

SOUTHBANK SYSTEMS PLC,

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED 31 DECEMBER 2003

13. RESERVES

	Capital Redemption Reserve	Profit and Loss Account
	₤	₤
All January 2003	17,000	1,460,389
Buyback of Shares	21,000	(504,000)
Profit for the year	-	913,277

At 31 December 2003	38,000	1,869,666

14. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS
	2003	2002
	₤	₤
Profit for the financial year	1,690,277	1,421,951
Dividends	(777,000)	(1,500,000)
Buy back of shares	(504,000)	(637,500)

Net addition/(reduction) to shareholders' funds	409,277	(715,549)
Opening shareholders' funds	1,584,889	2,300,438

Closing shareholders' funds	1,994,166	1,584,889

Equity interests	1,980,666	1,571,389
Non-equity interests	13,500	13,500

	1,994,166	1,584,889

15. COMMITMENTS UNDER OPERATING LEASES

As at 31 December 2003, the company had annual commitments under non-cancellable operating leases as set out below:

	2003	2002
	₤	₤
Land and buildings
Operating leases which expire:
Within one year	32,006	-
In two to five years	-	32,006
After five years	24,000	24,000